                                 THIRD AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

      Third Amendment dated as of December 30, 2000 to Revolving Credit and Term Loan Agreement (the "Third Amendment"), by and among GENRAD, INC., a Massachusetts corporation (the "Company"), GENRAD EUROPE LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 02873907 ("GenRad Europe"), GENRAD LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 00790061 ("GenRad Limited"), GENRAD HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 01761564 ("Holdings"), GIGANTISSIMO 2209 AKTIEBOLAG, a corporation organized under the laws of Sweden ("GenRad Sweden" and, collectively with the Company, GenRad Europe, GenRad Limited and Holdings, the "Borrowers" and each individually, a "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and FLEET NATIONAL BANK (London Branch) as Overdraft Bank (as defined in the Credit Agreement referred to below), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, the Overdraft Bank and FLEET NATIONAL BANK in its capacity as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Amendment to ss.12 of the Credit Agreement. Section 12.4 of the Credit Agreement is hereby amended by deleting the amount "$18,700,000" which appears opposite the date "December 30, 2000" in the table set forth in ss.12.4 and substituting in place thereof the amount "$17,600,000" opposite such date.

      ss.2. Conditions to Effectiveness. This Third Amendment shall not become effective until the Agent receives the following:

      (a) a counterpart of this Third Amendment, executed by the Borrowers, each Guarantor and the Majority Banks; and

      (b) payment by the Borrowers of an amendment fee in the amount of 12.5 basis points on the Total Commitment plus the outstanding amount of the Term Loans, which amendment fee shall be for the pro rata accounts of the Banks.

      ss.3. Representations and Warranties. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.9 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Third Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate or other similar action on the part of each Borrower.

      ss.4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      ss.5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Overdraft Bank or the Banks consequent thereon.

      ss.6. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.7. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                    GENRAD, INC.

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                         Name:
                                         Title:


                                    GENRAD HOLDINGS LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                         Name:
                                         Title:  Director


                                    GENRAD EUROPE LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                         Name:
                                         Title:  Director


                                    GENRAD LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                         Name:
                                         Title:  Director


                                    GIGANTISSIMO 2209 AKTIEBOLAG

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                         Name:

                                    FLEET NATIONAL BANK

                                    By: /s/ Debra E. DelVecchio
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By: /s/ Debra E. DelVecchio
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE CHASE MANHATTAN BANK

                                    By:
                                        -------------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                        -------------------------------------
                                         Title:


                                    SUMMIT BANK

                                    By:
                                        -------------------------------------
                                         Title:

                                    FLEET NATIONAL BANK

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By: /s/ Karen L Cummings
                                        -------------------------------------
                                         Title: VP


                                    THE CHASE MANHATTAN BANK

                                    By:
                                        -------------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                        -------------------------------------
                                         Title:


                                    SUMMIT BANK

                                    By:
                                        -------------------------------------
                                         Title:

                                    FLEET NATIONAL BANK

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE CHASE MANHATTAN BANK

                                    By: /s/ Roger A. Stone
                                        -------------------------------------
                                        Roger A. Stone, Senior Vice President


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                        -------------------------------------
                                         Title:


                                    SUMMIT BANK

                                    By:
                                        -------------------------------------
                                         Title:

                                    FLEET NATIONAL BANK

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE CHASE MANHATTAN BANK

                                    By:
                                        -------------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By: /s/ Kevin G. Anderson
                                        -------------------------------------
                                         Title: VP


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                        -------------------------------------
                                         Title:


                                    SUMMIT BANK

                                    By:
                                        -------------------------------------
                                         Title:

                                    FLEET NATIONAL BANK

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE CHASE MANHATTAN BANK

                                    By:
                                        -------------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE BANK OF NOVA SCOTIA

                                    By: T.M. Pitcher
                                        -------------------------------------
                                         Title: T.M. PITCHER
                                             Authorized Signatory


                                    SUMMIT BANK

                                    By:
                                        -------------------------------------
                                         Title:

                                    FLEET NATIONAL BANK

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By:
                                        -------------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE CHASE MANHATTAN BANK

                                    By:
                                        -------------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:
                                        -------------------------------------
                                         Title:


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                        -------------------------------------
                                         Title:


                                    SUMMIT BANK

                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                         Title: SVP


                                    FIRST MASSACHUSETTS BANK, N.A.

                                    By:
                                        -------------------------------------
                                         Title:


                                    BANK ONE, NA (Main Office Chicago)

                                    By:
                                        -------------------------------------
                                         Title:


                                    LLOYDS TSB BANK PLC

                                    By:
                                        -------------------------------------
                                         Title:


                                    ABN AMRO BANK N.V.

                                    By:
                                        -------------------------------------
                                         Title:

                                    By:
                                        -------------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:
                                        -------------------------------------
                                         Title:


                                    FIRST MASSACHUSETTS BANK, N.A.

                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                         Title: SVP


                                    BANK ONE, NA (Main Office Chicago)

                                    By:
                                        -------------------------------------
                                         Title:


                                    LLOYDS TSB BANK PLC

                                    By:
                                        -------------------------------------
                                         Title:


                                    ABN AMRO BANK N.V.

                                    By:
                                        -------------------------------------
                                         Title:

                                    By:
                                        -------------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:
                                        -------------------------------------
                                         Title:


                                    FIRST MASSACHUSETTS BANK, N.A.

                                    By:
                                        -------------------------------------
                                         Title:


                                    BANK ONE, NA (Main Office Chicago)

                                    By: /s/ Andrea S. Kantor
                                        -------------------------------------
                                         Title: Andrea S. Kantor
                                              First Vice President


                                    LLOYDS TSB BANK PLC

                                    By:
                                        -------------------------------------
                                         Title:


                                    ABN AMRO BANK N.V.

                                    By:
                                        -------------------------------------
                                         Title:

                                    By:
                                        -------------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:
                                        -------------------------------------
                                         Title:


                                    FIRST MASSACHUSETTS BANK, N.A.

                                    By:
                                        -------------------------------------
                                         Title:


                                    BANK ONE, NA (Main Office Chicago)

                                    By:
                                        -------------------------------------
                                         Title:


                                    LLOYDS TSB BANK PLC

                                    By: /s/ [ILLEGIBLE]
                                        -------------------------------------
                                         Title: ASSISTANT DIRECTOR
                                               ACQUISITION FINANCE

                                        /s/ [ILLEGIBLE]
                                        -------------------------------------
                                                [ILLEGIBLE]
                                              Assistant Director
                                                [ILLEGIBLE]155


                                    ABN AMRO BANK N.V.

                                    By:
                                        -------------------------------------
                                         Title:

                                    By:
                                        -------------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:
                                        -------------------------------------
                                         Title:


                                    FIRST MASSACHUSETTS BANK, N.A.

                                    By:
                                        -------------------------------------
                                         Title:


                                    BANK ONE, NA (Main Office Chicago)

                                    By:
                                        -------------------------------------
                                         Title:


                                    LLOYDS TSB BANK PLC

                                    By:
                                        -------------------------------------
                                         Title:


                                    ABN AMRO BANK N.V.

                                    By: /s/ Lynn R. Schade
                                        -------------------------------------
                                         Title: Lynn R. Schade
                                                Vice President

                                    By: /s/ N. Smith
                                        -------------------------------------
                                         Title: Natalie M. Smith
                                                 Vice President

                                 RATIFICATION OF GUARANTY

      Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Third Amendment as of December 30, 2000, and agrees that the applicable Guarantee from such Guarantor dated as of March 24, 2000 in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                    GENRAD MEXICO, INC.

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                        Title:


                                    GENRAD HOLDINGS LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                        Title:


                                    GENRAD LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                        Title:


                                    GENRAD EUROPE LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                        Title:


                                    TAVSTOCK LIMITED

                                    By: /s/ Walter A. Shephard
                                        -------------------------------------
                                            Title: